Exhibit 99.49

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-C

KEY PERFORMANCE FACTORS
May 31, 2000



Expected B Maturity 2/15/05


Blended Coupon 6.5473%


Excess Protection Level
3 Month Average   3.69%
May, 2000   3.69%
April, 2000  N/A
March, 2000  N/A


Cash Yield18.63%


Investor Charge Offs 4.35%


Base Rate10.59%


Over 30 Day Delinquency 4.70%


Seller's Interest 9.50%


Total Payment Rate14.38%


Total Principal Balance$52,496,626,963.52


 Investor Participation Amount$1,500,000,000.00


Seller Participation Amount$4,987,826,445.03